UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2016 (June 6, 2016)
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On June 6, 2016, DSW Inc. (the "Company") announced that Mary Meixelsperger, Senior Vice President and Chief Financial Officer, resigned effective June 10, 2016 to pursue another opportunity.
On June 6, 2016, the Company announced the appointment of Jared A. Poff, Senior Vice President of Finance, as its interim Chief Financial Officer. Mr. Poff, 43, shall also assume the roles of Principal Financial Officer and Principal Accounting Officer of the Company.
Mr. Poff has served as Vice President of Finance, Business Development and Treasurer of DSW since joining the Company in January 2015, which role includes responsibilities in financial reporting and accounting operations. Prior to joining DSW, Mr. Poff served as Vice President, Treasurer at Big Lots, Inc. since February 2004. Mr. Poff holds a Bachelor of Business Administration degree from Bowling Green State University and a Master of Business Administration from Franklin University.
Pursuant to the Company's offer letter dated June 3, 2016, Mr. Poff will receive an annual base salary of $350,000. On June 6, 2016, Mr. Poff was also granted restricted stock with a value of $100,000. The restricted stock will vest 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. Mr. Poff will participate in the Management Incentive Plan with a target payout of 40% of his annual base salary. In addition, in the event Mr. Poff remains employed 90 days after the hiring of a new Chief Financial Officer or is terminated without cause between the date of hiring a new Chief Financial Officer and 90 days after the start date of the Chief Financial Officer, he will be entitled to a cash bonus of $100,000.

The Company's press release entitled "DSW Inc. Announces Resignation of Chief Financial Officer, Appoints Interim CFO" is filed herewith as Exhibit 99.1.

The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. These forward-looking statements involve numerous risks and uncertainties, including without limitation the various risks inherent in the Company’s business as set forth in periodic reports filed with the Securities and Exchange Commission. One or more of these factors could affect the Company’s businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference herein, the inclusion of such information should not be regarded as a representation that the objectives and plans of the Company will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to the management of the Company. The Company assumes no obligation to update any forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 6, 2016

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DSW Inc.
By: /s/ William L. Jordan
William L. Jordan
Executive Vice President and General Counsel

Date: June 6, 2016